Rule 497(e)
File Nos. 333-70963 & 811-09201

Executive Benefit VUL - Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
Offered by Great-West Life & Annuity Insurance Company
in connection with its COLI VUL-2 Series Account

Supplement dated February 12, 2016
to the Prospectus and Statement of Additional Information dated May 1, 2015

This Supplement amends certain information contained in the Prospectus and Statement of Additional Information dated May 1, 2015.

The Board of Trustees of the Neuberger Berman Advisers Management Trust approved the merger of the Neuberger Berman AMT Small Cap Growth Portfolio Class S into the Neuberger Berman AMT Mid Cap Growth Portfolio Class S, effective November 6, 2015. As a result, all references in the Prospectus and Statement of Additional Information to the Neuberger Berman AMT Small Cap Growth Portfolio Class S are hereby deleted and replaced with the Neuberger Berman AMT Mid Cap Growth Portfolio Class S.

As of the close of business on November 6, 2015, any assets remaining in the Sub-Account that invests in the Neuberger Berman AMT Small Cap Growth Portfolio Class S were automatically transferred to the Sub-Account that invests in the Neuberger Berman AMT Mid Cap Growth Portfolio Class S.

Neuberger Berman AMT Mid Cap Growth Portfolio Class S is closed to new Owners as of the date of this Supplement. Owners with amounts invested in the Sub-Account that invests in this fund may continue to allocate premium payments into, and transfer amounts into and out of, the Sub-Account that invests in this fund. Any transfer from this fund to another available investment option will not incur a transfer charge, and will not count against the annual free transfer limit, as applicable.

If you have any questions or would like assistance, please contact the Company toll-free at (888) 353-2654 or via e-mail at www.greatwest.com/executivebenefits.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and Statement of Additional Information dated May 1, 2015.

Please read this Supplement carefully and retain it for future reference.